Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cardiff Lexington Corp. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Healy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2022

By: /s/ Steven Healy
Steven Healy
Chief Financial Officer (Principal Accounting Officer)